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                        ANUALIDAD VARIABLE DEL DIRECTOR
                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

SUPLEMENTO FECHADO EL 26 DE DICIEMBRE DE 1996 PARA EL PROSPECTO DE LA ANUALIDAD
 VARIABLE DEL DIRECTOR FECHADO EL 1 DE MAYO DE 1996, CON REVISION EN VIGOR EL 9
                               DE AGOSTO DE 1996

Agregue el siguiente parrafo a La subseccion titulada "D. Anualidades de Jubilacion Individuales (IRA, siglas en ingles) segun la Seccion 408" en la pagina 25:

        Las IRA no se pueden invertir por lo general en contratos de seguros de vida. Sin embargo, una anualidad que se utilice como IRA puede proporcionar un beneficio por fallecimiento que iguale lo que sea mayor entre la prima pagada y el valor en efectivo de la anualidad. El Contrato ofrece un Beneficio por Fallecimiento ampliado que puede exceder lo que sea mayor entre el Valor del Contrato y los Pagos de Primas totales menos rescates anteriores. Para contratos emitidos en la mayoria de los estados, Hartford Life ha obtenido aprobacion de la Oficina de Rentas Internas (IRS, siglas en ingles) para utilizar el Contrato como una IRA. Para Contratos emitidos en Nueva York, Hartford Life ha pedido a la Oficina de Rentas Internas (IRS) que apruebe el uso del Contrato como una IRA, pero no hay la certeza de que se pueda obtener tal aprobacion.

HV-2119